EXHIBIT 10.10.3

                     SECOND AMENDMENT AGREEMENT (MSN 30812)

                          Dated as of January 31, 2005

                                    Between

                      CHARLES RIVER AIRCRAFT FINANCE, INC.
                                   as Lessor

                                      and

                             POLAR AIR CARGO, INC.,
                                   as Lessee

                                 in respect of

                          LEASE AGREEMENT (MSN 30812)

                           Dated as of July 24, 2002

                                 Pertaining to

                          One Boeing 747-46NF Aircraft
                     Manufacturer's Serial Number 30812 and
                    United States Registration Number N454PA

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                     SECOND AMENDMENT AGREEMENT (MSN 30812)

      This SECOND AMENDMENT AGREEMENT (MSN 30812) (this "AGREEMENT"), dated as of January 31, 2005, between CHARLES RIVER AIRCRAFT FINANCE, INC., a corporation organized and existing pursuant to the laws of the State of Delaware ("LESSOR"), and POLAR AIR CARGO, INC., a corporation organized and existing pursuant to the laws of the State of California ("LESSEE").

                                   WITNESSETH:

      WHEREAS, Lessor and Lessee are parties to the Lease (such term and all other capitalized terms used in these recitals but not defined in these recitals having the meaning ascribed in Section 1 hereof), under and pursuant to which Lessor leased to Lessee, and Lessee leased from Lessor, the aircraft and the engines described therein (the Lease and such aircraft and engines being described on ANNEX I attached hereto);

      WHEREAS, Lessor and Lessee desire to amend the Lease in order to change Lessee's ability to purchase the Aircraft on the EBO Date from an amount equal to the EBO Amount to an amount equal to the greater of fair market sales value of the Aircraft and the EBO Amount; and

      WHEREAS, concurrently with the execution and delivery hereof, the Guarantor is executing and delivering an acknowledgement, consent and agreement (MSN 30812) in the form attached as Annex II hereto.

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

      SECTION 1. DEFINITIONS.

      Unless otherwise specifically defined herein, all capitalized terms used herein have the meanings stated in the Lease, as amended.

      SECTION 2. AMENDMENT OF THE LEASE. The Lease is hereby amended as follows:

      (a) AMENDMENT OF SECTION 19(b). The first paragraph of Section 19(b) of the Lease is amended to read in its entirety as follows:

            (b) PURCHASE OPTIONS. Lessee shall have the option, (i) upon at least thirty (30) days irrevocable prior written notice to Lessor prior to the EBO Date with respect to the purchase option set forth in clause (1) below and (ii) upon at least two hundred twenty-five (225) days irrevocable prior written notice to Lessor prior to the relevant purchase date (each a "PURCHASE OPTION DATE") with respect to the purchase options set forth in CLAUSES (2) and (3) below, to terminate

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                                       -2-

      this Lease and to purchase the Aircraft: (1) on an EBO Date, for a purchase price equal to the greater of fair market sales value of the Aircraft on such date and the EBO Amount set forth on EXHIBIT D; (2) on the last Business Day of the Basic Term for a purchase price equal to the fair market sales value (as computed pursuant to Section 19(c)) of the Aircraft on such date; or (3) on the last Business Day of any Renewal Term or Additional Renewal Term for a purchase price equal to the fair market sales value (as computed pursuant to Section 19(c)) of the Aircraft on such date; provided that Lessee shall not be entitled to exercise any of the foregoing purchase options at any time an Event of Default of the type described in SECTIONS 14(e) or (f) has occurred and is continuing, in each case unless Lessee has obtained a final, non-appealable order from the applicable bankruptcy court or other court having jurisdiction over the applicable proceeding authorizing the purchase of the Aircraft and the payment of the full purchase price therefor. For the avoidance of doubt, if an Event of Default or Default exists under SECTION 14(a) or 14(b) hereof, Lessee may not exercise the foregoing purchase options unless at or prior to the time it purchases the Aircraft, Lessee pays all amounts due to Lessor under the Operative Documents, thereby curing any such
      SECTION 14(a) or 14(b) Default or Event of Default.

      (b) AMENDMENT OF SECTION 19(c). Section 19(c) of the Lease is amended by changing the first sentence thereof to read in its entirety as follows:

            (c) VALUATION. At any time not earlier than three hundred sixty-five (365) days prior to the date on which Lessee may purchase the Aircraft pursuant to SECTION 19(b)(1), (b)(2) or (b)(3) hereof or renew this Lease pursuant to SECTION 19(a)(1) hereof, Lessee may deliver to Lessor a revocable notice of its intent to exercise its renewal option or purchase option.

      SECTION 3. FURTHER ASSURANCES; EXPENSES. Each of Lessor and Lessee agrees to do such further acts and things or cause to be performed such further acts and things, including, without limitation, execute and deliver, or cause to be executed and delivered, such agreements and other documents, as the other party hereto shall reasonably require or deem advisable to effectuate the purposes of this Agreement or to better assure or confirm its rights and remedies hereunder or thereunder. Lessee agrees to pay all direct, reasonable, out-of-pocket expenses of Lessor incurred pursuant to this Section 3 or otherwise in connection with the preparation, execution and delivery of this Amendment.

      SECTION 4. LEASE. Except as amended by this Amendment, the Lease remains unchanged and in full force and effect,

      SECTION 5. MISCELLANEOUS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this

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                                       -3-

Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Lessor and Lessee. The section and paragraph headings in this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, Lessor and Lessee and their respective successors and permitted assigns. All references herein to a Person shall mean and include any successor to such Person. This Agreement, the Amendment Agreement, the Tax Indemnity Agreement Amendment, the Restructuring Letter Agreement and the Operative Documents (i) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, (ii) supersede all prior and contemporaneous understandings and agreements of such parties with respect to such subject matter and (iii) may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties hereto with respect to such subject matter and there are no oral agreements of the parties hereto with respect to such subject matter. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.

                                    CHARLES RIVER AIRCRAFT FINANCE, INC.,
                                     as Lessor

                                    By: /s/ Charles H. Meyer
                                        ----------------------------
                                        Name: Charles H. Meyer
                                        Title: Vice President

                                    POLAR AIR CARGO, INC.,
                                     as Lessee

                                    By:
                                        ------------------------
                                        Name:
                                        Title:

           [Signature Page to Second Amendment Agreement (MSN 30812)]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.

                                    CHARLES RIVER AIRCRAFT FINANCE, INC.,
                                     as Lessor

                                    By:
                                        --------------------------
                                        Name: Charles H. Meyer
                                        Title: Vice President

                                    POLAR AIR CARGO, INC.,
                                     as Lessee

                                    By: /s/ Dorinda Pannozzo
                                        ----------------------------------------
                                        Name: Dorinda Pannozzo
                                        Title: Assistant Treasurer

           [Signature Page to Second Amendment Agreement (MSN 30812)]